MARTIN MIDSTREAM PARTNERS ANNOUNCES QUARTERLY DISTRIBUTION
AND DATES FOR RELEASE OF SECOND QUARTER 2010 RESULTS AND INVESTORS’ CONFERENCE CALL
KILGORE, Texas, July 27, 2010 /GlobeNewswire/ — Martin Midstream Partners L.P. (NASDAQ: MMLP) announced today it has declared a quarterly cash distribution of $0.75 per unit for the quarter ended June 30, 2010 and plans to publicly release its financial results for the second quarter ended June 30, 2010 after the market closes on Wednesday, August 4, 2010.
In addition, Martin Midstream Partners intends to file its quarterly report on Form 10-Q for the quarter ended June 30, 2010 after the market closes on Wednesday, August 4, 2010.
Quarterly Cash Distribution
This quarterly distribution remains unchanged from the distribution paid in the prior quarter and the same quarter of 2009. The distribution is payable on August 13, 2010 to common unitholders of record as of the close of business on August 6, 2010. The ex-dividend date for the cash distribution is August 4, 2010. The August distribution is based on the current operating performance of, and the current general economic, industry and market conditions impacting Martin Midstream Partners and reflects an annualized distribution rate of $3.00 per unit.
Qualified Notice to Nominees
This release serves as qualified notice to nominees as provided for under Treasury Regulation Section 1.1446-4(b)(4) and (d). Please note that 100 percent of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, all of the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate for individuals or corporations, as applicable. Nominees, and not the Partnership, are treated as withholding agents responsible for withholding distributions received by them on behalf of foreign investors.
Investor’s Conference Call
An investors’ conference call to review the second quarter results will be held on Thursday, August 5, 2010, at 8:00 a.m. Central Time. The conference call can be accessed by calling (877) 878-2695. An audio replay of the conference call will be available by calling (800) 642-1687 from 11:00 a.m. Central Time on August 5, 2010 through 11:59 p.m. Central Time on August 19, 2010. The access code for the conference call and the audio replay is Conference ID No. 84950167. The audio replay of the conference call will also be archived on Martin Midstream Partners’ website at www.martinmidstream.com.
During the conference call, management will discuss certain non-generally accepted accounting principle financial measures for which reconciliations to the most directly comparable GAAP financial measures will be provided in Martin Midstream Partners’ announcement concerning its financial results for the second quarter 2010 which will be available on the investor relations page of Martin Midstream Partners website.

About Martin Midstream Partners
Martin Midstream Partners is a publicly traded limited partnership with a diverse set of operations focused primarily in the United States Gulf Coast region. The Partnership’s primary business lines include: terminalling and storage services for petroleum products and by-products; natural gas gathering and processing and NGL distribution services; sulfur and sulfur-based products processing, manufacturing, marketing and distribution; and marine transportation services for petroleum products and by-products.
Forward-Looking Statements
Statements about Martin Midstream Partners’ outlook and all other statements in this release other than historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements and all references to financial estimates rely on a number of assumptions concerning future events and are subject to a number of uncertainties and other factors, many of which are outside its control, which could cause actual results to differ materially from such statements. While Martin Midstream Partners believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in anticipating or predicting certain important factors. A discussion of these factors, including risks and uncertainties, is set forth in Martin Midstream Partners ’ annual and quarterly reports filed from time to time with the Securities and Exchange Commission. Martin Midstream Partners disclaims any intention or obligation to revise any forward-looking statements, including financial estimates, whether as a result of new information, future events, or otherwise.
Additional information concerning Martin Midstream is available on its website at www.martinmidstream.com, or
Joe McCreery,
Vice President — Finance & Head of Investor Relations,
Martin Midstream Partners L.P.
Phone: (903) 812-7989
joe.mccreery@martinmlp.com